UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JUNE 19, 2007

                            R&R ACQUISITION III, INC.
                           --------------------------
             (Exact Name of registrant as specified in its charter)

         DELAWARE                   000-51739                     43-2069362
         ---------                 ----------                     ----------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)



47 SCHOOL AVENUE, CHATHAM, NEW JERSEY                               07928
--------------------------------------                              -----
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (973) 635-4047
                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AGREEMENT AND PLAN OF MERGER

     On June 19, 2007, R&R Acquisition III, Inc., a Delaware corporation (the "Registrant"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with PRP Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant (the "Merger Sub"), and PR Pharmaceuticals, Inc., a Delaware corporation ("PRP"), pursuant to which the Merger Sub will merge with and into PRP and PRP will become a wholly owned subsidiary of the Registrant (the "Merger").

     The Merger Agreement contemplates that, upon completion of the Merger, the Registrant will adopt and continue implementing PRP's business plan. Further, following completion of the Merger, the current officers and directors of the Registrant will resign and the current officers and directors of PRP will be appointed officers and directors of the Registrant. As a condition to the Merger, the Registrant has agreed to change its name to PR Pharmaceuticals International, Inc. and to adopt a restated certificate of incorporation and bylaws in forms recommended by PRP which are typical for a public reporting company, including various protective provisions. For accounting purposes, the Merger will be accounted for as a reverse acquisition with PRP as the accounting acquiror (legal acquiree) and the Registrant as the accounting acquiree (legal acquiror).

     The Merger is conditioned on, among other things, approval by the requisite number of PRP's stockholders. The Merger Agreement provides that it may be terminated at any time prior to the effective time of the Merger by mutual written consent of the boards of directors of PRP and the Registrant or by either PRP or the Registrant if (i) the Merger has not been consummated by July 31, 2007, (ii) a governmental entity prohibits the parties from consummating the Merger, or (iii) if either PRP or the Registrant breach the respective representations and warranties in the Merger Agreement or fail to perform or comply with the respective agreements and covenants required by the Merger Agreement. The Merger Agreement also contains other customary terms and provisions as are common in similar agreements.

     The closing of the Merger, which is subject to the fulfillment of specified conditions, is expected to occur during the third quarter of 2007. However, there can be no assurance that the conditions to closing will be fulfilled or that the Merger will ultimately be consummated.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement that is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

     This document is not an offer to sell shares of the Registrant's common stock which may be issued in the proposed Merger.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM  9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit              Description
-------              -----------

2.1 Agreement and Plan of Merger dated as of June 19, 2007 by and among the Registrant, the Merger Sub and PR Pharmaceuticals, Inc.

                           * * * * * * * * * * * * * *

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2007

                                        R&R ACQUISITION III, INC.


                                        By: /s/ ARNOLD P. KLING
                                            -------------------
                                            Arnold P. Kling
                                            President


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